Exhibit 99.2

RealWear, Inc. has entered into an agreement to become a publicly traded company via a business combination transaction with Cascadia Acquisition Corp.

•

RealWear’s platform empowers frontline professionals via a human-centric technology solution comprised of voice-driven and hands-free wearable computers, cameras, and accessories, as well as robust cloud and data service offerings

•	RealWear has developed an industrial-focused ecosystem of independent software vendors

•	RealWear has 5,000+ end-user customers with 70,000+ units deployed[i]

•	RealWear has substantial historical revenue with a strong gross margin profile

•	RealWear’s pre-transaction equity valued at $323 million

SEATTLE, WA and VANCOUVER, WA – February 6, 2023 – RealWear, Inc. (“RealWear” or the “Company”), a leading industrial wearable technology solution company, and Cascadia Acquisition Corp. (NASDAQ: CCAI) (“CCAI”), a publicly-traded special purpose acquisition company, have entered into a definitive business combination agreement that is expected to result in RealWear becoming a publicly traded company.

Upon closing of the proposed transaction, the combined company will be named RealWear, Inc. and is expected to trade on the Nasdaq.

RealWear provides wearable assisted reality solutions to frontline professionals to engage, empower, and elevate the modern industrial worker to be more efficient and perform work tasks more safely and with precision. The Company’s assisted reality tools enable frontline professionals to view, communicate and share documents, diagrams, photos, and video, all while keeping their hands and field-of-view free for the work. As a full-stack offering, RealWear’s SaaS-based cloud platform provides advanced data analytics and real-time technical support to help IT and operations leaders streamline updates and accelerate scaled deployments. With its ruggedized design, form factor and unique modular platform, RealWear devices, including the RealWear Navigator® wearable series, are designed to withstand and perform in the harsh, often challenging environments regularly faced by modern frontline professionals.

Investment Highlights

•	Scaled, Category-Creating Platform: Established market leader for modern frontline professionals

•	Large TAM: Rapidly expanding market TAM with anticipated 41% CAGR (2022-2027)ii

•	Blue Chip Customer Validation: 41 of the Fortune 100 are RealWear customers

•	Efficient Business Model: 2022 Gross Marginiii of 63% poised to expand through increasing emphasis on cloud platform

Management Commentary

“RealWear’s mission is to engage, empower, and elevate frontline professionals around the world and across industries to increase productivity and enhance safety,” said Andrew Chrostowski, Chairman and CEO of RealWear. “This combination with CCAI will accelerate our ability to deliver new assisted reality products, services, and solutions at scale that transform the way people work today, tomorrow and into our sustainable future.”

Jamie Boyd, Chief Executive Officer of CCAI, said, “CCAI was established with the intention of identifying and partnering with businesses that are utilizing technology and innovation to disrupt industry in sizable and expanding markets. RealWear perfectly fits these criteria, and we are thrilled to partner with them and add value by strengthening their financial position in pursuit of growth initiatives across product, customer, geography and industry initiatives.”

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Transaction Summary

The boards of directors of RealWear and CCAI have both unanimously approved the transaction, which is expected to be completed in the second half of 2023. The transaction will require the approval of the shareholders of both RealWear and CCAI and is subject to other customary closing conditions identified in the business combination agreement. In connection with the execution of the business combination agreement, a sufficient number of RealWear shareholders have agreed to vote or consent to approve the proposed business combination prior to the closing.

The combined company is expected to have a post-transaction enterprise value of $375.5 million (assuming no redemptions of CCAI public shares by CCAI public stockholders through the closing of the business combination). CCAI currently has $150 million of cash in trust. Cash proceeds to the combined company upon closing of the transaction are expected to consist of remaining cash in trust following any redemptions of CCAI public shares by CCAI public stockholders through the closing of the business combination and up to $35 million of additional financing.

The net proceeds raised from the proposed transaction will be used to support RealWear’s strategic growth and corporate initiatives comprised of hiring additional team members for product development and cloud engineering, expanding contract manufacturing capabilities, accelerating sales channel penetration, and pursuing additional industry verticals.

Current RealWear shareholders will roll 100% of their existing share holdings into equity of the combined company. Shares of CCAI Class A common stock and Class B common stock will automatically convert into common stock of the combined company on a one-for-one basis.

For an investor presentation, please see the Current Report on Form 8-K filed today with the U.S. Securities and Exchange Commission (the “SEC”). Additional information about the proposed transaction will be described in CCAI’s registration statement on Form S-4 (the “Registration Statement”) relating to the business combination, which it will file with the SEC.

CCAI Extension

As previously announced, CCAI intends to hold a special meeting on February 15, 2023 to consider and vote on, among other proposals, the extension of the time period CCAI has to complete an initial business combination to August 31, 2023. As disclosed in the proxy statement regarding the special meeting, CCAI may be liable to pay a 1% federal excise tax imposed under the Inflation Reduction Act of 2022 in connection with redemptions by CCAI of its shares of Class A common stock in connection with the extension, the business combination or otherwise. To mitigate the current uncertainty surrounding the excise tax, CCAI is notifying all concerned parties that funds in trust, including any interest thereon, will not be used, now or in the future, to pay for any excise tax imposed under the Inflation Reduction Act.

Advisors

Cascadia Capital, LLC is serving as financial advisor and Perkins Coie is serving as legal advisor to CCAI. Latham & Watkins is serving as legal advisor to RealWear.

About RealWear, Inc.

RealWear® is the world’s leading provider of assisted reality wearable solutions that engage, empower, and elevate the modern frontline industrial worker to perform work tasks more safely, and with increased efficiency and precision. RealWear gives these workers real-time access to information and expertise, while keeping their hands and field of view free for work. RealWear is field proven with world-class customers around the world.

1000 SECOND AVENUE, SUITE 1200

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T: 206.436.2550 F: 206.436.2501

www.cascadiaacquisitioncorp.com

About Cascadia Acquisition Corp.

Cascadia Acquisition Corp. is a special purpose acquisition company formed for the purpose of effecting a merger, stock purchase or similar business combination with one or more businesses. CCAI is sponsored by an affiliate of Cascadia Capital, LLC, an investment banking financial advisor to entrepreneurs, boards of directors and business owners. CCAI concentrates its initiatives on sourcing business combination opportunities in industry sectors that are being fundamentally reshaped by the introduction of advanced technologies, commonly referred to as “Industry 4.0.”

Additional Information and Where to Find It

A full description of the terms of the proposed business combination will be provided in a registration statement on Form S-4 to be filed by CCAI with the SEC that will include a prospectus with respect to the combined company’s securities to be issued in connection with the business combination and a proxy statement with respect to the shareholder meeting of CCAI to vote on the business combination. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. CCAI and RealWear urge their investors, shareholders and other interested persons to read, when available, the proxy statement/ prospectus as well as other documents filed with the SEC because these documents will contain important information about CCAI, RealWear and the transaction. After the Registration Statement is declared effective, the definitive proxy statement/prospectus to be included in the Registration Statement will be mailed to shareholders of CCAI as of a record date to be established for voting on the proposed business combination. Once available, shareholders of CCAI will also be able to obtain a copy of the Registration Statement, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: Cascadia Acquisition Corp., 1000 2nd Ave., Suite 1200, Seattle, Washington 98104, Attn: Secretary. The proxy statement/prospectus to be included in the Registration Statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination or any related transactions, and does not constitute an offer to sell or a solicitation of an offer to buy the securities of CCAI or RealWear, nor will there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities will be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Participants in the Solicitation

CCAI and RealWear and their respective directors and executive officers, other members of management, and employees may, under SEC rules, be considered participants in the solicitation of proxies of CCAI’s stockholders with respect to the proposed business combination. Information about the persons who may, under SEC rules, be deemed to be participants in the solicitation of CCAI’s stockholders in connection with the proposed business combination will be set forth in the Registration Statement. Investors and security holders may obtain more detailed information regarding CCAI’s directors and executive officers in CCAI’s filings with the SEC, including CCAI’s Annual Report on Form 10-K filed with the SEC on March 31, 2022. Stockholders, potential investors and other interested persons should read the Registration Statement carefully when it becomes available before making any voting or investment decisions.

1000 SECOND AVENUE, SUITE 1200

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T: 206.436.2550 F: 206.436.2501

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Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this press release, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements in this press release include, but are not limited to, statements regarding the proposed business combination, including the timing and structure of the transaction, the proceeds of the transaction, the initial market capitalization of the combined company, the benefits of the transaction and the combined company’s future financial performance, as well as statements about the potential market opportunity, and the development and performance of RealWear’s products. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward looking statements are subject to a number of risks and uncertainties, including, among others, the ability to complete the business combination due to the failure to obtain approval from CCAI’s shareholders or satisfy other closing conditions in the business combination agreement, the occurrence of any event or other circumstances that could give rise to the termination of the business combination agreement, the outcome of any legal proceedings that may be instituted against CCAI or RealWear following announcement of the proposed business combination, the risk that the proposed business combination disrupts RealWear’s business, the ability to recognize the anticipated benefits of the business combination, costs related to the business combination, the amount of redemption requests made by CCAI’s stockholders, changes in applicable laws or regulations, that RealWear will have sufficient capital upon the approval of the proposed business combination to operate as anticipated, the acceptance of micro-display-based personal or near-eye displays in the market of mobile displays, the advancement in technology by other companies, including micro-displays, mobile computing electronics and operating systems, the issuance of patents from RealWear’s currently pending or future patent applications, the sufficiency in scope and strength of RealWear’s existing or future patents, the access of RealWear to third-party platforms or technologies on terms acceptable to it and other risks and uncertainties, including those to be included under the header “Risk Factors” in the Registration Statement to be filed by CCAI with the SEC and those included under the header “Risk Factors” in CCAI’s most recent Annual Report on Form 10-K. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. Except as otherwise required by applicable law, CCAI and RealWear disclaim any duty to update any forward-looking statements. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Contacts:

Jamie Boyd

Chief Executive Officer

Cascadia Acquisition Corp.

T: +1 206 436 2550

jboyd@cascadiaacquisitioncorp.com

Aaron Cohen

RealWear, Inc.

T: +1 415-819-7791

aaron@realwear.com

[i]	As of September 30, 2022
ii	Source: ABI Research
iii	Unaudited

1000 SECOND AVENUE, SUITE 1200

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T: 206.436.2550 F: 206.436.2501

www.cascadiaacquisitioncorp.com